UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2011

TESSCO Technologies Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031
(Address of principal executive offices) (Zip Code)

(410) 229-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2011, the Board of Directors of TESSCO Technologies Incorporated (the “Company”) approved amendments to the Company’s By-Laws to allow for the consent of directors to be given by electronic transmission.

The summary description of the amendments to the Company’s By-Laws set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of amended Section 2.8 and amended Section 3.2 of the Company’s Bylaws, as included in the First Amendment to Sixth Amended and Restated By-Laws which is incorporated herein by reference as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on July 21, 2011, at its offices in Timonium, Maryland.  Of the 7,751,131 shares of common stock outstanding as of the record date for the Annual Meeting, 7,251,649 shares, or 93.56% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Four proposals were properly submitted to the shareholders for a vote at the Annual Meeting.  These proposals are described as Proposal Nos. 1 through 4 in the Definitive Proxy Statement for the Annual Meeting filed by the Company with the Securities and Exchange Commission in anticipation of the Annual Meeting.   No other proposals were properly presented for a vote at the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast "for" or "against" each matter and the number of abstentions and broker non-votes with respect to each matter, both in person and by proxy.

       Proposal No.1 - Election of Directors.  Each of Robert B. Barnhill, Jr. and Ben Konsynski, Ph.D were elected to serve as a member of the Board of Directors of the Company (the "Board") for a term expiring at the Annual Meeting of Shareholders to be held in 2012 and until his successor is duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
Robert B. Barnhill, Jr.	4,821,342	1,003,487	1,426,820
Ben Konsynski, Ph.D	4,821,747	1,003,082	1,426,820

The term of office of each of Jay G. Baitler, John D. Beletic, Daniel Okrent, Dennis J. Shaughnessy and Morton F. Zifferer, Jr. continued following the meeting.

Proposal No.2 - Ratify Independent Registered Public Accountants.  The appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year 2012 was ratified, as follows:

FOR	6,133,313
AGAINST	31,427
ABSTAIN	1,086,909

Proposal No.3 - Amendments to Second  Amended and Restated 1994 Stock and Incentive Plan.  The stockholders voted to approve the proposal to amend the Second Amended and Restated 1994 Stock and Incentive Plan to increase the aggregate number of shares of common stock that may be issued at any time pursuant to awards granted thereunder by 690,000 from 2,863,125 to 3,553,125, and to extend the termination date, after which awards may no longer be granted thereunder, from July 22, 2014 to July 21, 2016, as follows:

FOR	4,551,627
AGAINST	434,096
ABSTAIN	839,106
Broker Non-Votes	1,426,820

Proposal No.4 - Approval of Second Amended and Restated1994 Stock and Incentive Plan .  The stockholders voted to approve the proposal to approve the Second Amended and Restated 1994 Stock and Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code, as follows:

FOR	4,877,189
AGAINST	118,333
ABSTAIN	829,307
Broker Non-Votes	1,426,820

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibits
3.1	First Amendment to Sixth Amended and Restated By-Laws of the Company.
10.1	First Amendment to Second Amended and Restated 1994 Stock and Incentive Plan of TESSCO Technologies Incorporated

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ David M. Young
David M. Young
Senior Vice President and Chief Financial Officer

Dated: July 22, 2011

 EXHIBIT INDEX

Exhibit No.	Description of Exhibits
3.1	First Amendment to Sixth Amended and Restated By-Laws of the Company.
10.1	First Amendment to Second Amended and Restated 1994 Stock and Incentive Plan of TESSCO Technologies Incorporated.